SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

      [X] CURRENT REPORT PURSUANT TO `SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          Date of Report June 22, 2005

                        Commission File Number 333-74396


                           JPC CAPITAL PARTNERS, INC.

                 (Name of Small Business Issuer in Its Charter)


            Delaware                                58-2451191
  -------------------------------              -------------------
  (State or Other Jurisdiction of               (I.R.S. Employer
   Incorporation or Organization)              Identification No.)



  555 North Point Center East, 4th Floor
            Alpharetta, GA 30022                   (678) 366-5019
  ----------------------------------------     ---------------------------
  (Address of Principal Executive Offices)     (Issuer's Telephone Number,
                                                   Including Area Code)

ITEM 8.01.Other Events

In July, 2004 the Company was named as a Defendant in a case filed with the Superior Court of Fulton County, State of Georgia, entitled First Empire Corporation, et al. v. John C. Canouse, et al. Case # 2004CV88793. The claims brought by Plaintiffs were based on transactions involving LecStar Corporation, a "nominal defendant". The plaintiffs sought compensatory, consequential, derivative and punitive damages from a number of defendants in the case, including the Company. In June, 2005, a motion to Drop Parties as defendants in the case was ordered and the Company, amongst others, was dropped as a defendant.

ITEM 9.01 EXHIBITS


(c) Exhibits


99.1 Order granting Plaintiffs' Motion to Drop Parties by the Superior Court of Fulton County, State of Georgia, dated June 7, 2005, Civil Action File No 2004CV88793



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              JPC CAPITAL PARTNERS, INC.

                                              Registrant

                                              /s/ Jimmie N. Carter
                                              -----------------------------
                                                  Jimmie N. Carter
                                              Executive Vice President, and
                                              Chief Financial Officer
                                              Date:  June 22, 2005